Prepaid Expenses and Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense And Other Assets Current [Abstract]
UK R&D tax credit	$ 10,523	$ 6,214
Prepaid research and development	3,608	751
Prepaid insurance	1,525	21
VAT recoverable	650	1,125
Deferred offering costs		1,007
Other current assets	2,124	830
Total	$ 18,430	$ 9,948